BALANCE SHEETS - Unaudited (USD $)	Nov. 30, 2011	Feb. 28, 2011	Nov. 30, 2010
Accrued expenses	$ 141	$ 141	$ 104
Expenses paid by affiliates	5,104	243	2,793
TOTAL LIABILITIES	384	384
Common stock: $0.0001 par value; 500,000,000 shares authorized; 10,000 shares issued and outstanding	$ 1	$ 1
Additional paid-in capital	6,103	3,792
Deficit accumulated during the development phase	(6,488)	(4,177)
TOTAL STOCKHOLDERS'DEFICIT	$ (384)	$ (384)